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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-24505, File No. 33-62209, File No. 33-66822) of O.I. Corporation of our report dated February 15, 2002, relating to the financial statements, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 31, 2003